UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 18, 2005

MILLENNIUM BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-49611	54-1920520
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

1601 WASHINGTON PLAZA

RESTON, VIRGINIA 20190

(Address of principal executive offices)

(703) 464-0100

(Registrant’s Telephone Number,

Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 18, 2005, Albemarle First Bank (“AFBK”) mailed a letter to holders of all outstanding warrants to acquire shares of AFBK common stock, reminding the warrant holders of their opportunity and right to exercise their AFBK warrants before the effective date of the proposed reorganization of AFBK with Millennium Bankshares Corporation (“Millennium”), pursuant to Section 5.3(b) of a Warrant Agreement between AFBK and Registrar and Transfer Company and Section 6.14 of an Agreement and Plan of Reorganization dated June 9, 2005, as amended, by and between AFBK and Millennium. A copy of the letter is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

99.1	Letter to AFBK warrant holders, dated October 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM BANKSHARES CORPORATION

Date: October 18, 2005	By:	/s/ Dale G. Phelps
Dale G. Phelps Executive Vice President and Chief Financial Officer